Exhibit 10.37
EXECUTION VERSION
AMENDMENT NO. 6 TO CREDIT AGREEMENT
     This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Agreement”) is entered into as of November 2, 2009 (the “Effective Date”), by and among ARCHIPELAGO LEARNING, LLC (formerly known as Study Island, LLC), a Delaware limited liability company (“Borrower”), the other persons designated as a “Credit Party” on the signature pages hereof, the financial institutions designated as “Lenders” on the signature pages hereof (“Lenders”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Agent”), for itself as a Lender (including as Swingline Lender) and L/C Issuer and as Agent for Lenders. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).
RECITALS
     WHEREAS, Borrower, the other Credit Parties, Agent and Lenders have entered into that certain Credit Agreement, dated as of November 16, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, Borrower, Agent and Lenders have agreed to amend certain terms of the Credit Agreement as described herein.
     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.
     SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
     (a) Section 1.10(c) of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (i) of the proviso thereof, (ii) changing the “.” at the end of clause (ii) of the proviso thereof to “; and” and (iii) adding the following as a new clause (iii) to the proviso thereof:
     “(iii) no such prepayment shall be required under this Section 1.10(c) with respect to the TeacherWeb Sale, except that not later than five Business Days following the consummation of the TeacherWeb Sale, the Borrower shall make a prepayment of the Term Loans in an aggregate amount equal to $6,500,000, which prepayment shall be applied to reduce scheduled installments required under Section 1.9 in inverse order of maturity and otherwise applied in accordance with Section 1.10(g).”
     (b) The amount of the L/C Sublimit (as defined in Section 1.18(a) of the Credit Agreement) is hereby reduced to $1,000,000.

     (c) Section 5.6 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (j) thereof, (ii) changing the “.” at the end of clause (k) thereof to “; and” and (iii) adding the following as a new clause (l) thereof:
          “(l) the TeacherWeb Sale.”
     (d) Section 5.9 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (i) thereof, (ii) changing the “.” at the end of clause (j) thereof to “; and” and (iii) adding the following as a new clause (k) thereof:
          “(k) the TeacherWeb Sale.”
     (e) The definition of “LIBOR” in Section 11.1 of the Credit Agreement is hereby amended by adding the following at the end of such definition:
     “Notwithstanding the above, in no event shall LIBOR be less than 1.25% per annum.”
     (f) Section 11.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:
     ““TeacherWeb Sale” shall mean the sale of all of the Equity Interests of TeacherWeb, Inc. to Edline Holdings, Inc.”
     SECTION 3. Representations and Warranties of Credit Parties. Each Credit Party represents and warrants that:
     (a) The execution, delivery and performance by such Credit Party of this Agreement has been duly authorized by all necessary corporate (or equivalent) action and is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
     (b) After giving effect to the Agreement, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.
     SECTION 4. Condition To Effectiveness. This Agreement shall be effective upon satisfaction of the following conditions precedent:
     (a) Execution and delivery of this Agreement by Borrower, the other Credit Parties, Agent and the Required Lenders; and
     (b) Each representation and warranty contained herein shall be true and correct in all material respects.
     SECTION 5. Reference To And Effect Upon The Credit Agreement.

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     (a) Except as specifically modified above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any Loan Documents, except as specifically set forth herein.
     SECTION 6. Costs And Expenses. Borrower agrees to reimburse Agent for all reasonable and documented out-of-pocket costs and expenses incurred by Agent, including the reasonable and documented costs and expenses of one counsel to Agent for advice, assistance, or other representation in connection with this Agreement.
     SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
     SECTION 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.
     SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile transmission), each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
<signature pages follow>

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     IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

BORROWER:

ARCHIPELAGO LEARNING, LLC

By:	/s/ James B. Walburg
Name:	James B. Walburg
Title:	CFO

OTHER CREDIT PARTIES

AL MIDCO, LLC

By: Name:	/s/ James B. Walburg James B. Walburg
Title:	CFO

TEACHERWEB, INC.

By:	/s/ James B. Walburg
Name:	James B. Walburg
Title:	CFO
[SIGNATURE PAGE TO AMENDMENT NO. 6]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By: Name:	/s/ Brian Y. Guffin Brian Y. Guffin
Title:	Duly Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 6]

NEWSTAR FINANCIAL, INC.

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN TRUST 2006-1
By: NewStar Financial, Inc., as Servicer

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

NEWSTAR CREDIT OPPORTUNITIES FUNDING II LTD.
By: NewStar Financial, Inc., its Manager

By: Name:	Peter M. Benham
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN TRUST 2005-1
By: NewStar Financial, Inc., as Servicer

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

NEWSTAR DB TERM FUNDING LLC
By: NewStar Financial, Inc., its Manager

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

BMO CAPITAL MARKETS FINANCING INC, as a Lender

By: Name:	/s/ Kathleen Jones Kathleen Jones
Title:	Managing Director
[SIGNATURE PAGE TO AMENDMENT NO. 6]